UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 21, 2026

QVC Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38654	23-2414041
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Wilson Drive

West Chester, Pennsylvania 19380

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (484) 701-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $0.01 per share	QVCG	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following its emergence from bankruptcy in early August 2026, QVC Group, Inc. (the “Company”) determined to undertake an operational realignment as part of its immediate post-financial restructuring initiatives. On August 21, 2026, it was determined that, as part of this operational realignment, Stacy Bowe, President of HSN Brand and US Merchandising for the Company, and Alex Wellen, the Company’s QVC Group President and Chief Growth Officer, will be stepping down from their positions with the Company on September 4, 2026. In her role, Ms. Bowe led Buying, Planning, Programming and Brand Marketing for QVC US and HSN, where she elevated brand awareness through successful product launches, celebrity collaborations, and brand activations. She’s also responsible for recalibrating QVC’s buying program, improving inventory levels, and reinvigorating the freshness and newness of the assortment. In his role, Mr. Wellen led QVC Group’s growth strategy across U.S. Social Selling, Streaming, Digital, New Business Development, and Platform Distribution. Under his leadership, QVC became a top seller on TikTok Shop U.S., while significantly expanding on streaming and other digital platforms.

As part of the operational realignment, the president roles for the Company’s QxH and Growth businesses will be eliminated. Mike Fitzharris, the Company’s President of QVC US Brand and Chief Operating Officer, will transition to the role of President of QVC International and Chief Operations Officer, following which he will no longer serve as President of QVC US Brand. Mr. Fitzharris’ assumption of the QVC International position will happen in connection with the retirement of Aidan O’Meara, who currently holds the role of President of QVC International, in the spring of 2027.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QVC Group, Inc.

Date: August 27, 2026	By:	/s/ Katherine C. Jewell
Name: Katherine C. Jewell
Title: Vice President and Secretary